Exhibit 10.2

The following form of stock consignment agreement was entered into on December 30, 2005 by each of the parties listed on the following table.

Consignor	% of Shares of Beijing HollySys Consigned

Plus View Investments Limited	9.88%

Pioneer Sum Investments Limited	6%

Ace Lead Profits Limited	14.23%

Acclaimed Insight Investments Limited	24%

Allied Earn Investments Limited	20%

TOTAL	74.11%

Stock Consignment Agreement

This Stock Consignment Agreement (Hereinafter called the “Agreement”) is entered into on December 30, 2005 between the following Parties:

(1)	____________________________________ (Hereinafter called “Party A”); and

(2)	Gifted Time Holdings Limited (Hereinafter called “Party B”).

WHEREAS:

(1)
Party A and ______________________ have entered into a Shares Consignment Agreement (Hereinafter called “Consignment Agreement”), pursuant to which ________________ consigns ______________ shares, representing _______% of the total shares, that he holds, of Beijing Hollysys Co., Ltd, to Party A; and

(2)	Party A and Party B agree that under the terms of this Agreement, Party A transfers the rights he enjoys under the Consignment Agreement to Party B.

Therefore, Party A and Party B enter into this Agreement based on the following terms:

1.	ASSIGNMENT

1.1
Party A agrees that under the terms of this Agreement, Party A transfers any and all the rights he enjoys under the Consignment Agreement (Hereinafter called “‘Shares Consignment Rights”) to Party B, which is set out in the terms of the Consignment Agreement in Appendix 1.

1.2	Party B agrees that under the terms of this Agreement, Party B accepts the Shares Consignment Rights that Party A enjoys under the Consignment Agreement.

2.	CONSIDERATION

2.1	Both Parties agree that Party B shall pay for the aforesaid Shares Consignment Rights by issuance of common stock to Party A.

2.2	Both Parties agree that Party B shall, on the effective date of this Agreement, issue __________ shares of common stock, representing ________% of the outstanding total capital stock.

3.	BOTH PARTIES’ WARRANTIES, REPRESENTATION AND UNDERTAKING

3.1	Party A’s warranties, representations and undertakings.

3.1.1	Party A has the authorization to sign this Agreement, and to perform the terms and provisions under this Agreement.

3.1.2	Party A warrants that it has not signed any contracts or agreements conflicting with this Agreement, and will not assign the rights and obligation to any third party under this Agreement.

3.1.3
For the purpose of complete implementation of this Agreement, Party A undertakes that it shall take all necessary further actions, acts and make and execute all documents to perform all the terms in this Agreement.

3.2	Party B’s warrants, representations and undertakings:

3.2.1	Party B has the authorization to sign this Agreement, and to perform the terms and provisions under this Agreement.

3.2.2	Party B warrants that it has not signed any contracts or agreements conflicting with this Agreement, and will not assign the rights and obligation to any third party under this Agreement.

3.2.3
For the purpose of complete implementation of this Agreement, Party B undertakes that it shall take all necessary further actions, acts and make and execute all documents to perform all the terms in this Agreement.

4.	FORCE MAJEURE

4.1	Neither Party shall be liable to the other for any delay or failure to perform its obligation under this Agreement, if such failure or delay is due to force majeure.

5.	DEFAULT

5.1
After the effective date of this Agreement, it may constitute default, if either Party is in breach, nonperforming, or partly performing terms of this Agreement, or is in breach of any warranties, representations and undertakings of this Agreement. The non-defaulting Party can allow the defaulting Party to cure such default in a reasonable time period. If the defaulting Party does not cure within the reasonable time period, the non-defaulting Party shall be entitled to terminate the Agreement, and hold the defaulting Party liable for all the damages and economic loss resulting from the defaulting Party’s default. The economic loss shall not exceed the amount that defaulting Party could anticipate or should anticipate as of the date of this Agreement.

6.	EFFECTIVE DATE

6.1	This agreement is effective from the date of signing (if it is signed by a designated person, a letter of the power of attorney is necessary).

7.	GOVERNING LAW AND DISPUTE RESOLUTION

7.1	The effectiveness, interpretation, implementation and dispute resolution related to this Agreement, shall be governed by the laws of the British Virgin Islands.

7.2
Any dispute arising out of this Agreement, including but not limited to execution, enforcement, implementation, interpretation, default, modification, and termination, shall be resolved by both Parties through mutual negotiation. If both Parties could not reach an agreement within 30 days after the dispute arises, either Party may initiate legal action in the competent jurisdiction. The recovering Party can ask the other Party to pay for all professional service (including but not limited to legal counsel service) costs in the litigation and other related costs.

7.3	During the process of dispute resolution, both Parties shall continue to perform other terms under this Agreement, except for matters in dispute.

8.	MODIFICATION, CANCELLATION, TERMINATION

8.1	The modification of this Agreement shall not be effective without written agreement through negotiation. If both Parties could not reach an agreement, this Agreement remains effective.

8.2	Both Parties may agree to cancel this Agreement with written agreement.

9.	GENERAL PROVISIONS

9.1	Both Parties may sign a supplemental agreement regarding to related matters of this Agreement. The supplemental agreement and this Agreement have the same effect.

9.2	All the appendix hereto is an integral part of this Agreement, which has the same effect as this Agreement.

9.3
This agreement is written in both English and Chinese languages. If there is any discrepancy between the two versions, the Chinese version shall prevail. This Agreement is executed in two copies, one copy for each Party, and both Parties may execute the duplicate.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to executive this Agreement.

For and on behalf of:

GIFTED TIME HOLDINGS LIMITED

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

For and on behalf of:

/s/ Luo An
PLUS VIEW INVESTMENTS LIMITED

/s/ Qiao Li
GIFTED TIME HOLDINGS LIMITED

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

For and on behalf of:

/s/ Mei Qinglin
PIONEER SUM INVESTMENTS LIMITED

/s/ Qiao Li
GIFTED TIME HOLDINGS LIMITED

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

For and on behalf of:

/s/ Wang Changli
ACE LEAD PROFITS LIMITED

/s/ Qiao Li
GIFTED TIME HOLDINGS LIMITED

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

For and on behalf of:

/s/ Xu Shengheng
ACCLAIMED INSIGHT INVESTMENTS LIMITED

/s/ Qiao Li
GIFTED TIME HOLDINGS LIMITED

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

For and on behalf of:

/s/ Song Xuesong
ALLIED EARN INVESTMENTS LIMITED

/s/ Qiao Li
GIFTED TIME HOLDINGS LIMITED